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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): APRIL 18, 2000


                        MILLENNIUM PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-28494                                          04-3177038
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


         75 Sidney Street
         CAMBRIDGE, MA                                                   02139
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (617) 679-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.           OTHER EVENTS.

         The purpose for filing this report is to update the description of the securities of Millennium Pharmaceuticals, Inc. ("Millennium"). We anticipate incorporating this description by reference into various of our registration statements on Form S-3 or Form S-8. The following information constitutes the "Description of Securities" of Millennium required by Regulation S-K Item 202:

                            DESCRIPTION OF SECURITIES

         THE FOLLOWING DESCRIPTION OF OUR COMMON STOCK AND PREFERRED STOCK SUMMARIZES THE MATERIAL TERMS AND PROVISIONS OF THESE TYPES OF SECURITIES. FOR THE COMPLETE TERMS OF OUR COMMON STOCK AND PREFERRED STOCK, PLEASE REFER TO OUR CHARTER AND BYLAWS. THE TERMS OF THESE SECURITIES MAY ALSO BE AFFECTED BY THE DELAWARE GENERAL CORPORATION LAW. WHILE THE TERMS SUMMARIZED BELOW WILL APPLY GENERALLY TO ANY FUTURE COMMON STOCK OR PREFERRED STOCK THAT WE MAY OFFER, THE PARTICULAR TERMS OF ANY SERIES OF THESE SECURITIES WILL BE DESCRIBED IN MORE DETAIL IN THE APPLICABLE PROSPECTUS AND MAY VARY FROM THE TERMS SUMMARIZED BELOW.

         On January 31, 2000, our board of directors voted to recommend to our stockholders that our corporate charter be amended to increase the authorized number of shares of common stock, $0.001 par value per share, from 100,000,000 shares to 500,000,000 shares. Our stockholders adopted this proposal at their annual meeting held on April 12, 2000 and we amended our charter on that date. On April 20, 2000, we had 91,348,788 shares of common stock issued and outstanding. Our charter also authorizes us to issue 5,000,000 shares of undesignated preferred stock, $0.001 par value per share, none of which are issued and outstanding.

         On February 28, 2000, our board of directors approved a two-for-one split of our common stock in the form of a stock dividend. The record data for this dividend was March 28, 2000 and the dividend distribution date was April 18, 2000.

COMMON STOCK

         VOTING. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election.

         DIVIDENDS. If our board of directors declares a dividend, holders of common stock will receive payments on a ratable basis from our funds that are legally available to pay dividends. However, this dividend right is subject to any preferential dividend rights we may grant to the persons who hold preferred stock, if any is outstanding.

         LIQUIDATION. If we are dissolved, the holders of our common stock will be entitled to share ratably in all the assets that remain after we pay our liabilities and any amounts we may owe to the persons who hold preferred stock, if any is outstanding.

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         OTHER.   Holders   of  our  common   stock  do  not  have   preemptive,
subscription, redemption or conversion rights. The outstanding shares of our common stock are fully paid and nonassessable.

PREFERRED STOCK

         Our board of directors is authorized, subject to any limitations prescribed by law, without further stockholder approval, to issue from time to time up to 5,000,000 shares of preferred stock, in one or more series. Each such series of preferred stock will have such number of shares, designations, preferences, voting powers, qualifications and special or relative rights or privileges our board of directors determines, which may include, among others, dividend rights, voting rights, redemption and sinking fund provisions, liquidation preferences, conversion rights and preemptive rights.

         Our stockholders have granted the board of directors authority to issue the preferred stock and to determine its rights and preferences in order to eliminate delays associated with a stockholder vote on specific issuances. The rights of the holders of common stock will be subject to, and may be adversely affected by, the rights of holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of our outstanding voting stock. We have no present plans to issue any shares of preferred stock.

WARRANTS

         As of April 20, 2000, we had outstanding warrants to purchase an aggregate of 577,710 shares of common stock, at exercise prices ranging from $1.50 per share to $18.88 per share. None of the warrants confer upon their holders any rights as stockholders.

CONVERTIBLE SUBORDINATED NOTES

         As of April 20, 2000, we had outstanding $400,000,000 principal amount 5.50% Convertible Subordinated Notes Due January 15, 2007.

         INTEREST. We will pay interest on the notes on January 15 and July 15 of each year, commencing July 15, 2000.

         MATURITY.  The notes mature on January 15, 2007.

         CONVERSION. The notes are convertible into shares of our common stock at a conversion rate of 11.8848 shares of common stock per $1,000 principal amount of notes, which is equivalent to a conversion price of approximately $84.14 per share. The conversion rate is subject to adjustment as specified in the indenture governing the notes. The notes may be converted at any time before the close of business on the maturity date, unless we have previously redeemed or repurchased the notes. Notes called for redemption or submitted for repurchase may be converted up to and including, but not after, the business day before the date fixed for redemption or repurchase.

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         SUBORDINATION.  The notes are  subordinated  to our  present and future senior debt. Senior debt is all amounts payable in connection with the following, whether outstanding on the date of the indenture or arising later:

o all our indebtedness evidenced by a credit or loan agreement, note, bond, debenture or other similar instrument;

o        all our obligations for borrowed money;

o all our obligations as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles;

o        all our  obligations  under  interest  rate and currency  swaps,  caps,
         floors,  collars,  hedge  agreements,   forward  contracts  or  similar
         agreements or arrangements;

o all our obligations with respect to letters of credit, bankers' acceptances and similar facilities, including related reimbursement obligations;

o all our obligations issued or assumed as the deferred purchase price of property or services, but excluding trade accounts payable and accrued liabilities arising in the ordinary course of business;

o all our obligations of the type referred to above of another person and all dividends of another person, the payment of which, in either case, we have assumed or guaranteed, or for which we are responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise, or which is secured by a lien on our property; and

o renewals, extensions, modifications, replacements, restatements and refundings of, or any indebtedness or obligation issued in exchange for, any indebtedness or obligation described above.

         Senior debt does not include any indebtedness or obligation if the terms of the indebtedness or obligation, or the terms of the instrument under which the indebtedness or obligation is issued, expressly provide that the indebtedness or obligation is not superior in right of payment to the notes. In addition, senior debt does not include any particular indebtedness or obligation that we may owe to any of our direct or indirect subsidiaries. As of March 31, 2000, the aggregate amount of our outstanding senior debt was approximately $50.729 million. The indenture governing the notes does not restrict our ability to incur senior debt or the ability of our subsidiaries to incur indebtedness.

         TRUSTEE. The trustee for the notes is State Street Bank and Trust Company. If an event of default occurs, and is not cured, the trustee will be required to use the degree of care of a prudent person in the conduct of its own affairs in the exercise of its powers. Subject to these provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holders of notes, unless they shall have offered to the trustee reasonable security or indemnity.

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         OPTIONAL  REDEMPTION.  On and after January 15, 2003, we may redeem the notes, in whole or in part, at our option, at the redemption prices specified below. The redemption price, expressed as a percentage of principal amount, is as follows for the 12-month periods beginning on January 15 of the following years:


                            REDEMPTION
YEAR                          PRICE
----                        ----------
2003.....................   103.1429%
2004.....................   102.3571%
2005.....................   101.5714%
2006.....................   100.7857%



         and 100% of the principal amount on or after January 15, 2007. In each case we will also pay accrued interest to the redemption date. The indenture requires us to give notice of redemption not more than 60 and not less than 30 days before the redemption date.

         REPURCHASE AT OPTION OF HOLDERS UPON A CHANGE IN CONTROL. Upon a "change in control," as defined in the indenture , holders of the notes will have the right to require us to repurchase the notes, in whole or in part, at 100% of their principal amount, plus accrued interest to the repurchase date. We will pay the repurchase price in cash or, at our option, and subject to conditions specified in the indenture, in shares of our common stock. If we pay the repurchase price in common stock, we will value the common stock at 95% of the average closing sales prices of the common stock for the five trading days preceding and including the third trading day prior to the repurchase date. This right is not available if the average closing sales price per share of our common stock is equal to or greater than 105% of the conversion price of the notes before a merger, consolidation or asset sale or after the later of an acquisition of capital stock or its announcement.

         EVENTS OF DEFAULT. The following will be events of default under the indenture for the notes:

o if we fail to pay principal of or any premium on any note when due, whether or not the subordination provisions of the indenture prohibit the payment;

o if we fail to pay any interest on any note when due and that default continues for 30 days, whether or not the subordination provisions of the indenture prohibit the payment;

o if we fail to provide the notice that we are required to give in the event of a "change in control," whether or not the subordination provisions of the indenture prohibit the notice;

o if we fail to perform any other covenant in the indenture and that failure continues for 60 days after written notice to us by the trustee of the holders of at least 25% in aggregate principal amount of outstanding notes;

o we fail to pay when due or accelerated any indebtedness for money borrowed by us or any of our significant subsidiaries in excess of $10,000,000, and any grace period has expired, if we

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         do not  discharge  the  indebtedness,  or our lender does not annul the acceleration, within 30 days after written notice to us by the trustee of the holders of at least 25% in aggregate principal amount of the outstanding notes; and

o events of bankruptcy, insolvency or reorganization with respect to us or any of our significant subsidiaries specified in the indenture.

DELAWARE LAW AND CERTAIN CHARTER AND BY-LAW PROVISIONS

         BUSINESS COMBINATIONS. We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock.

         STAGGERED BOARD. Our charter provides for the division of the board of directors into three classes as nearly equal in size as possible with staggered three-year terms. In addition, our charter provides that directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of capital stock of the corporation entitled to vote. Under our charter, any vacancy on the board of directors, however occurring, including a vacancy resulting from an enlargement of the board, may only be filled by vote of a majority of the directors then in office. The classification of the board of directors and the limitations on the removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of Millennium.

         SUPERMAJORITY VOTES REQUIRED. The Corporation Law of Delaware provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's charter or bylaws, unless a corporation's charter or bylaws, as the case may be, requires a greater percentage. Our charter and the bylaws require the affirmative vote of the holders of at least 75% of the shares of our common stock issued and outstanding and entitled to vote to amend or repeal any of the provisions described in the prior paragraph.

         INDEMNIFICATION. Our charter contains provisions permitted under the Corporation Law of Delaware relating to the liability of directors. The provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, except in circumstances involving wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions which involve intentional misconduct or a knowing violation of law. The limitation of liability described above does not alter the liability of our directors and officers under federal securities laws. Furthermore, our charter contains provisions to indemnify our directors and officers to the fullest extent permitted by the Corporation Law of Delaware. These provisions do not limit or eliminate the right of Millennium or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach by a director or an officer of his duty of care to Millennium.

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We believe that these provisions will assist  us in  attracting  and  retaining qualified  individuals  to  serve  as directors.

         STOCKHOLDER ACTION; SPECIAL MEETING OF STOCKHOLDERS. Our charter provides that stockholders may take action only at a duly called annual or special meeting of stockholders and may not take action by written consent. Our charter further provides that special meetings of our stockholders may be called only by the chairman of the board of directors, by a majority of the board of directors or by our Chief Executive Officer, and in no event may the stockholders call a special meeting.

         ADVANCE  NOTICE  REQUIREMENTS  FOR  STOCKHOLDER  PROPOSALS AND DIRECTOR
NOMINATIONS. Our bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must meet certain procedural requirements. The bylaws also include a similar requirement for making nominations for directors. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual or special meeting of stockholders.

TRANSFER AGENT AND REGISTRAR

         The transfer agent and registrar for our common stock is Boston EquiServe L.P., Canton, Massachusetts.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  April 25, 2000                      MILLENNIUM PHARMACEUTICALS, INC.




                                             By: /s/ John B. Douglas III
                                                 ------------------------
                                                 John B. Douglas III
                                                 General Counsel







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